UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Stockholders.

Aberdeen Global Income Fund, Inc. (FCO)
Semi-annual Report
April 30, 2018
Passengers make their way through Grand Central Station in New York, NY.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Global Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2017, through the distributions declared on May 9, 2018 and June 11, 2018, consisted of 2% net realized long-term capital gains and 98% return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2019, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2018 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2018. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return

For the six-month period ended April 30, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	0.9%
Market Price*	0.9%

*	assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end.

NAV and Share Price

The below table represents comparison from current year to prior year of Market Price to NAV and associated Premium / Discount.

	NAV	Price	Discount
10/31/2017	$9.17	$8.96	2.3%
4/30/2018	$8.82	$8.62	2.3%

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Credit Quality

As of April 30, 2018, 18.3% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by multiple rating agencies.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2018 totaled $0.84 per share. Based on the share price of $8.62 on April 30, 2018, the distribution rate over the twelve-month period ended April 30, 2018 was 9.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2018 and June 11, 2018, the Fund announced that it will pay on May 31, 2018 and June 29, 2018, respectively, a distribution of US $0.07 per share to all shareholders of record as of May 23, 2018 and June 21, 2018, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

During the fiscal year ended October 31, 2017, the Fund sold all the AUD denominated securities held in the Australian QBU which resulted in the liquidation of the Australian QBU and the termination of the QBU structure of the Fund. Due to the liquidation of the final QBU of the Fund, the Fund generated foreign currency losses in 2017 which reduced the taxable income available to support the monthly distributions. Also, a portion of the currency losses realized were deferred and will be incorporated into the distribution characterization for the fiscal year ended October 31, 2018.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2018 and fiscal year ended October 31, 2017, the Fund repurchased 0 and 19,539 shares, respectively.

Revolving Credit Facility

The Fund’s $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. The outstanding balance on the loan as of April 30, 2018 was $31,500,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: http://cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv;
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

There was a distinct transition in risk sentiment in the Asian fixed-income markets during the six-month period ended April 30, 2018. Over the first half of the period to the end of January 2018, Asian bonds were relatively stable, while currencies appreciated significantly against the U.S. dollar. Emerging-market sovereign spreads in January hit their tightest levels since 2014, while Asian investment-grade1 corporate bond spreads reached their tightest levels since before the global financial crisis, as markets were supported by robust flows. Given the heavier positioning across markets, investor sentiment became vulnerable to several risks. The U.S. Federal Reserve (Fed) continued to raise its policy rate as expected, resulting in the two-year U.S. Treasury yield rising by about 90 basis points (bps) over the reporting period and the 10-year yield breaching 3% towards the end of April 2018. Concerns over the potential for a full-blown trade war between the U.S. and China weighed on investor sentiment, while worries over the U.S.’s withdrawal from the Iran nuclear deal raised geopolitical tensions in the Middle East and helped drive another surge in the Brent crude oil price, which neared US$75 per barrel at the end of the reporting period.

Asian government bond yields generally rose over the reporting period, particularly in the second half and in April 2018. Several Asian central banks also raised their policy rates during the period, including Malaysia and South Korea, with the Philippines and Indonesia following suit soon after the end of the reporting period in May 2018, given firm growth and rising external inflation risks. While regional currencies generally exhibited better stability than their G102 and broader emerging-market counterparts, they depreciated in the final three months of the period, surrendering some earlier gains.

However, most Asian bond markets delivered positive total returns over the reporting period, and the majority of regional currencies ended firmer against the U.S. dollar. Notably, Chinese bonds posted solid performance as yields continued to move lower, benefiting from the market’s inclusion in the Bloomberg Barclays global bond indices. China, Malaysia, Thailand and South Korea, also have current account surpluses, and these markets outperformed their regional peers. All four markets saw robust currency appreciation over the reporting period, with the Malaysia ringgit, Thai baht, Korean won and Chinese yuan ending the reporting period up 7.9%, 5.3%, 4.9% and 4.8%, respectively, against the U.S. dollar. Indonesian bonds were buoyed by their induction into the Bloomberg Barclays bond indices, but the Indonesian rupiah’s weakness pared the gains. Sri Lankan bonds benefited from the country’s improving fiscal management, but the Sri Lankan rupee’s decline trimmed the total returns. The Singapore dollar’s strength aided Singapore bond market returns, even though yields tracked U.S. Treasuries higher. Conversely, the Philippine and Indian markets lagged their peers. The former market was hampered by relatively weak bond performance and the latter by underperformance in the Indian rupee, which depreciated by 2.9% against the U.S. dollar over the period.

In emerging markets outside of Asia, Mexican and Turkish government bond yields rose on the back of policy rate hikes by both central banks. The Turkish market’s decline was exacerbated by the Turkish lira’s 7% fall against the U.S. dollar over the period, while losses in Mexican bonds were mitigated by the Mexican peso’s strength. Brazilian bond yields fell as the central bank’s monetary policy remained accommodative amid benign inflation. However, market returns were hurt by the Brazilian real’s 7% depreciation against the U.S. dollar during the reporting period. Bond market returns in Russia and Argentina were also hampered by weakness in their respective currencies, with the Russian ruble and Argentine peso declining 7.4% and 14%, respectively, against the U.S. dollar.

New Zealand government bond yields fell over the reporting period amid subdued inflation, with total returns further enhanced by the New Zealand dollar’s 2.8% rise against the U.S. dollar. Conversely, the Australian bond market was hampered by the weaker Australian dollar, while yields rose along with the sell-off in U.S. Treasuries.

Global high-income bonds outside of emerging markets weakened slightly over the reporting period. An initial market rally was reversed towards the end of the period as investors grew more cautious about rising interest rates and escalating China-U.S. trade tensions. Demand for new issues became increasingly muted. On a positive note, U.S. and European corporate earnings remained supported by the global economic recovery, evidenced by the rebound in exports, while bond default rates remained low.

[1]

Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.

[2]	The G-10 nations include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and the U.S.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Fund performance review

The Fund returned 0.87% on a net asset value basis for the six-month period ended April 30, 2018, and outperformed the 0.06% return of its blended benchmark.3

In emerging market debt, positive security selection in Russia, Argentina and Brazil were among the key contributors to relative performance for the reporting period, but the Fund’s overweight positions in the Russian ruble, Argentine peso and Brazilian real were detractors as these currencies weakened sharply.

The Fund’s underweight allocation to Australia and overweight exposure to New Zealand contributed to performance in both absolute and relative terms.

The Fund’s global high-income strategy also contributed to both absolute and relative performance for the reporting period, attributable primarily to positive security selection in high-yield industrial-sector credits. Conversely, security selection in high-yield media and telecommunication credits had a negative impact on relative performance.

The Fund’s holdings in Asian local-currency bonds posted positive absolute returns but detracted from relative performance for the reporting period. The Fund’s relative performance also benefited from the underweight allocation to Philippine bonds, which delivered negative returns over the period. The Fund’s positions in high-yield bonds in India and Sri Lanka also bolstered relative performance, but the exposure to the Indian rupee and Sri Lankan rupee was a detractor as both currencies fell against the US dollar.

The Fund’s use of derivatives, primarily for currency management, had an overall positive impact on performance during the reporting period due to the hedging of Australian dollar exposure and the currency overlay4 into Asian currencies, including the Thai baht, Chinese yuan and Korean won. The leverage applied at the total portfolio level, however, had a negative impact, factoring in negative bond and foreign exchange (FX) performance, particularly in the final three months of the period, and the cost of leverage.

Outlook

Over the past several months, the global market environment has been hit by negative investor sentiment driven to a large degree by geopolitical risks and uncertainty over potential outcomes. Instability in the Middle East and doubts about the U.S. withdrawal from the

Iran nuclear deal are being reflected in volatile oil prices. Stronger commodity prices typically have benefited most emerging markets and countries such as Australia, particularly in an environment where global economic growth is improving. However, for now, even commodity exporters are underperforming. Similarly, the threat of a global trade war has hurt market sentiment, although with rhetoric from key political leaders changing on a weekly basis, we believe that it is difficult to forecast the economic impact. In our view, investors ultimately, will need clarity on policies but in the meantime the tendency has been towards pricing in the worst-case outcomes.

For the most part, economic and corporate performance has remained positive. Firm global and regional demand has supported exports and production as well as the technology cycle, which has benefited Asia. Domestic demand in the Asia-Pacific region has remained resilient, supporting improvement in earnings. We believe that fiscal consolidation generally remains on track. China is focused on reining in its excesses; while that could slow growth, it has also resulted in capacity reductions that have benefited other emerging-market producers. In Asia, several countries, including India, Indonesia, Philippines and Vietnam, have seen ratings upgrades in recent years, and the outlook remains positive, with the Asia-Pacific region benefiting from positive political transitions and reform. Flows into emerging markets and Asia over the last two years have been strong, following the shocks that hit the region in the prior years. Therefore, we believe it is possible that global investors have been primed for negative news. Market concerns are varied, including the cost of financing external debt as the U.S. dollar appreciates; the ballooning fiscal deficit in the U.S.; weaker demand as exports suffer from escalating trade conflict; and the potential for a policy-induced economic slowdown in China. Additionally, we believe that Asia is more vulnerable to the rise in commodity prices, including oil, given its status as a net oil importer. For a country such as India, higher commodity prices comprise one of the bigger risks. Nonetheless, markets have a tendency to overreact, so whether these concerns materialize is anyone’s guess, in our opinion.

We anticipate that major global central banks may continue normalizing interest rates, led by the Fed. In our view, this should drive short-dated yields higher. However, Fed rate hikes and rising U.S. Treasury yields have been so well forecast, we do not believe that the increases should surprise investors. The Fed is normalizing monetary policy because U.S. and global economic growth is improving, which historically has been positive for emerging markets

[3]

The Fund’s blended benchmark comprises 10% Bank of America Merrill Lynch (BofA ML) All Maturity Australia Government Index; 25% Bank of America Merrill Lynch Global High Yield Constrained Index (hedged into U.S. dollars); 35% J.P. Morgan EMBI Global Diversified Index; 5% BofA ML New Zealand Government Index; and 25% Markit iBoxx Asia Government Index.

[4]	A currency overlay seeks to separate the management of currency risk from the asset allocation and security selection decisions of the investor’s money managers.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

and Asia, as we have seen in the recovery in exports. Outside the U.S., we believe that there will be gradual policy tightening, given the risks we cited previously. Some central banks in Asia, such as South Korea, the Philippines, Malaysia and Indonesia, have already commenced gradual rate hikes, with India likely to follow in the coming quarters, in our view, even though inflation remains relatively stable.

Our credit strategy remains defensive. We prefer companies that in our view have conservative capital structures, balance- sheet strength and cash-flow generation. We also like Chinese and Hong Kong property credits because we believe that they have good execution and sizeable, high-quality land banks,5 although we prefer to position the Fund in shorter-dated debt, given our anticipation of greater supply in this segment. Overall, while we intend to maintain the Fund’s underweight allocation to commodities, we could make exceptions for companies that we believe have robust business models and improving debt levels. We see the widening in spreads as a healthy correction, which may present opportunities for us to add to holdings in issues that were previously too pricey. Yields on 10-year U.S. Treasuries have already moved towards upside forecasts of 3.25%, which in our view suggests the underlying drag from rising U.S. yields has been priced in to a great degree. In the near term, we believe that further spread-widening is likely, although we are generally seeing opportunities to increase risk.

In Australia, unemployment has remained stubbornly high, with weakness in the housing market dampening inflation and credit growth. We believe that improving employment could begin to reverse these dynamics in the first half of 2019. However, in the medium term, we believe that this backdrop creates an outlook for yields to remain broadly stable, with domestic economic and inflation softness counterbalancing further rate hikes in the U.S. For the Australian dollar, net non-resident financial flows remain at the highest level since 2015. Global demand, firm commodity markets and a stable economy in China are all positive for the currency. But the broad appreciation of the U.S. dollar and the Australian dollar’s higher volatility has driven notable weakness in the currency. The relationship to typical benchmarks of risk or demand, such as equities (i.e., the Standard & Poor’s 500 Index6) and commodities has, at least in the near term, foundered, with the currency overshooting on the downside to levels far below longer-term moving averages seen during some of the heavy sell-offs in 2016.

Indeed, the Australian dollar has traded closer to levels in our estimated worst-case scenario,7 prompting us to reduce in the Fund’s hedges.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in

[5]	A land bank is a large body of land held by a public or private company for future development or sale.
[6]	The S&P 500 Index comprises roughly 500 U.S. large-cap stocks and is considered to be representative of the broader U.S. equity market.
[7]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $60,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to manage interest rate exposure and hedge interest rate risk. As of April 30, 2018, the Fund held interest rate swap agreements with an aggregate notional amount of $31,500,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2018	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
78 months	Receive	$15.0	2.44
114 months	Receive	$16.5	2.36

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2018. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	0.9%	5.5%	3.7%	0.2%	4.8%
Market Price	0.9%	9.9%	6.4%	0.0%	5.7%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net annualized operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2018 was 2.94%. The net annualized operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2018 was 2.92%. The net annualized operating expense ratio, excluding interest expense and net of fee waivers, based on the six-month period ended April 30, 2018 was 1.91%.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2018, 18.3% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc.. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2018 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	C/CCC** %	NR*** %
April 30, 2018*	5.0	9.9	3.4	14.5	16.9	32.6	7.3	10.4
October 31, 2017	5.3	9.3	2.8	13.3	19.8	33.5	8.5	7.5
April 30, 2017*	5.6	10.0	2.1	11.9	21.1	31.0	7.9	10.4

*	Unaudited
**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2018, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2018*	53.7	19.3	27.0
October 31, 2017	50.3	21.4	28.3
April 30, 2017*	55.4	19.8	24.8

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2018, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2018*	80.0	12.2	7.8
October 31, 2017	77.8	14.1	8.1
April 30, 2017*	80.3	11.7	8.0

*	Unaudited

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2018, the average maturity of the Fund’s total investments was 8.8 years, compared with 8.4 years at October 31, 2017 and 8.6 years at April 30, 2017. The table below shows the maturity composition of the Fund’s investments as of April 30 2018, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2018*	15.3	17.3	46.3	21.1
October 31, 2017	14.6	16.7	48.8	19.9
April 30, 2017*	15.1	12.9	47.8	24.2

*	Unaudited

Modified Duration

As of April 30, 2018, the modified duration of the Fund was 5.12 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the fund.

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2018 and the previous six- and twelve-month periods.

	Apr-18	Oct-17	Apr-17
Australia
90 day Bank Bills	2.03%	1.69%	1.75%
10 yr bond	2.43%	2.28%	2.22%
currency USD per 1 AUD	$0.75	$0.77	$0.75
New Zealand
90 day Bank Bills	2.02%	1.95%	1.99%
10 yr bond	2.84%	2.92%	3.04%
currency USD per 1 NZD	$0.70	$0.69	$0.69
Malaysia
3-month T-Bills	3.24%	3.00%	3.09%
10 yr bond	4.13%	3.90%	4.05%
currency local per 1USD	RM3.9235	RM4.23	RM4.34
India
3-month T-Bills	6.11%	6.10%	6.18%
10 yr bond	7.75%	6.86%	6.96%
currency local per 1USD	₹66.74	₹64.77	₹64.33
Indonesia
3 months deposit rate	5.76%	5.93%	6.19%
10 yr bond	6.88%	6.77%	7.01%
currency local per 1USD	Rp13912.5	Rp13562.5	Rp13329
Russia
Zero Cpn 3m	6.22%	7.63%	8.58%
10 yr bond	7.27%	7.60%	7.61%
currency local per 1USD	62.98	58.35	56.99
Yankee Bonds
Mexico	4.50%	3.64%	3.67%
Indonesia	4.18%	3.22%	3.53%
Argentina	6.93%	5.59%	6.08%
Romania	4.07%	3.08%	3.36%

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS—69.6%
ARGENTINA—0.2%
USD	150	Genneia SA, 8.75%, 01/20/2020 (a)(b)	$161,063
AUSTRALIA—0.1%
USD	52	FMG Resources August 2006 Pty Ltd., 4.75%, 02/15/2022 (a)(b)	51,558
AZERBAIJAN—0.5%
USD	371	Southern Gas Corridor CJSC, 6.88%, 03/24/2026 (a)(c)	405,317
BANGLADESH—0.3%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 05/31/2018 (a)(b)	203,000
BARBADOS—0.3%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 08/11/2019 (a)(b)	233,888
BELGIUM—0.2%
EUR	120	KBC Group NV, 5.63%, 03/19/2019 (a)(b)(d)(e)	149,623
BRAZIL—3.9%
USD	222	Azul Investments LLP, 5.88%, 10/26/2021 (a)(b)	213,120
USD	220	Caixa Economica Federal, 7.25%, 07/23/2019 (a)(b)	227,275
USD	220	CSN Resources SA, 7.63%, 02/13/2021 (a)(b)	209,550
USD	440	GTL Trade Finance, Inc., 7.25%, 10/16/2043 (a)(b)	476,850
USD	130	JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 06/15/2020 (a)(b)	122,161
USD	220	MARB BondCo PLC, 6.88%, 01/19/2021 (a)(b)	206,800
USD	420	OAS Finance Ltd., 8.88%, 06/01/2018 (a)(b)(d)(f)(g)	25,200
USD	228	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/2020 (a)	221,959
USD	1,270	Petrobras Global Finance BV, 6.00%, 01/27/2028 (a)	1,238,059
USD	66	QGOG Atlantic / Alaskan Rigs Ltd., 5.25%, 05/30/2018 (a)(b)	64,263
			3,005,237
CANADA—1.9%
USD	80	Bombardier, Inc., 7.50%, 03/15/2020 (a)(b)	83,200
USD	411	Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2020 (a)(b)	436,174
USD	164	GFL Environmental, Inc., 5.63%, 05/01/2019 (a)(b)	164,205
USD	209	MEG Energy Corp., 6.38%, 05/31/2018 (a)(b)	188,622
USD	54	MEG Energy Corp., 6.50%, 01/15/2020 (a)(b)	54,011
USD	145	MEG Energy Corp., 7.00%, 09/30/2018 (a)(b)	130,137
USD	144	Taseko Mines Ltd., 8.75%, 06/15/2019 (a)(b)	149,040
USD	85	Teine Energy Ltd., 6.88%, 05/31/2018 (a)(b)	86,913
USD	146	Telesat Canada / Telesat LLC, 8.88%, 11/15/2019 (a)(b)	159,870
			1,452,172
CHINA—3.2%
USD	200	361 Degrees International Ltd., 7.25%, 06/03/2019 (a)(b)	202,847
USD	200	China Aoyuan Property Group Ltd., 6.35%, 01/11/2020 (a)	199,980
USD	200	Industrial & Commercial Bank of China Ltd., 5 year CMT + 4.382%,6.00%, 12/10/2019 (a)(b)(d)	204,065
USD	200	New Metro Global Ltd., 4.75%, 02/11/2019 (a)	199,497
USD	200	New Metro Global Ltd., 5.00%, 08/08/2020 (a)(b)	183,229
USD	200	Proven Honour Capital Ltd., 4.13%, 05/06/2026 (a)	189,805
USD	210	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (a)(b)	223,539
USD	330	Sinopec Group Overseas Development 2017 Ltd., 2.38%, 04/12/2020 (a)	323,807
USD	330	Sinopec Group Overseas Development 2017 Ltd., 3.00%, 04/12/2022 (a)	320,655
USD	200	Tencent Holdings Ltd., 3.80%, 02/11/2025 (a)	198,320
USD	200	Yingde Gases Investment Ltd., 6.25%, 01/19/2021 (a)(b)	190,089
			2,435,833

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
COLOMBIA—0.5%
USD	155	Banco GNB Sudameris SA, 6.50%, 04/03/2022 (a)(b)	$157,325
USD	275	Bancolombia SA, 4.88%, 10/18/2022 (b)	264,687
			422,012
EL SALVADOR—0.3%
USD	232	Grupo Unicomer Co. Ltd., 7.88%, 04/01/2021 (a)(b)	249,980
FRANCE—1.7%
USD	515	Altice France SA, 6.00%, 05/31/2018 (a)(b)	507,594
EUR	100	La Financiere Atalian SAS, 4.00%, 05/15/2020 (a)(b)	117,288
EUR	270	Novafives SAS, 4.50%, 06/30/2018 (a)(b)	331,386
USD	350	SPCM SA, 4.88%, 09/15/2020 (a)(b)	338,958
			1,295,226
GEORGIA—0.6%
USD	200	BGEO Group JSC, 6.00%, 07/26/2023 (a)	201,240
USD	250	Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021 (a)	257,010
			458,250
GERMANY—1.1%
EUR	200	Platin 1426 GmbH, 5.38%, 12/15/2019 (a)(b)	239,479
EUR	250	PrestigeBidCo GmbH, 6.25%, 12/15/2019 (a)(b)	322,278
EUR	117	Senvion Holding GmbH, 3.88%, 05/01/2019 (a)(b)	129,038
EUR	100	Tele Columbus AG, 3.88%, 05/02/2025	120,380
			811,175
GHANA—0.3%
USD	215	Tullow Oil PLC, 7.00%, 03/01/2021 (a)(b)	217,967
GUATEMALA—0.3%
USD	200	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/2019 (a)(b)	207,464
HONDURAS—0.3%
USD	220	Inversiones Atlantida SA, 8.25%, 07/28/2020 (a)(b)	230,175
HONG KONG—0.5%
USD	200	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026 (a)	184,194
USD	200	WTT Investment Ltd., 5.50%, 11/21/2020 (a)(b)	195,048
			379,242
INDIA—3.9%
INR	50,000	Adani Transmission Ltd., 10.25%, 04/15/2021	778,722
INR	50,000	Axis Bank Ltd., 7.60%, 10/20/2023	725,855
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026	767,032
USD	200	Neerg Energy Ltd., 6.00%, 02/13/2020 (a)(b)	195,922
INR	10,000	NTPC Ltd., 7.25%, 05/03/2022 (a)	147,213
USD	200	UPL Corp. Ltd., 3.25%, 10/13/2021 (a)	194,400
USD	216	Vedanta Resources PLC, 6.13%, 08/09/2021 (a)(b)	207,809
			3,016,953

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
INDONESIA—1.0%
USD	200	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022 (a)(b)	$191,136
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (a)	369,800
USD	200	TBG Global Pte Ltd., 5.25%, 02/10/2019 (a)(b)	198,421
			759,357
ITALY—0.2%
USD	200	Wind Tre SpA, 5.00%, 11/03/2020 (a)(b)	167,880
KAZAKHSTAN—0.5%
USD	200	KazMunayGas National Co. JSC, 7.00%, 05/05/2020 (a)	213,424
USD	216	Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/2026 (a)(h)	203,947
			417,371
KUWAIT—0.2%
USD	200	Equate Petrochemical BV, 3.00%, 03/03/2022 (a)	191,000
LUXEMBOURG—2.9%
USD	425	Altice Financing SA, 7.50%, 05/15/2021 (a)(b)	418,625
EUR	275	Altice Luxembourg SA, 7.25%, 05/30/2018 (a)(b)	329,042
EUR	340	ARD Finance SA, 6.63%, 09/15/2019 (b)(i)	431,626
EUR	275	DEA Finance SA, 7.50%, 04/15/2019 (a)(b)	359,321
EUR	120	INEOS Group Holdings SA, 5.38%, 08/01/2019 (a)(b)	153,038
EUR	100	Kleopatra Holdings 1 SCA, 8.50%, 07/15/2019 (a)(b)(i)	99,476
EUR	130	Matterhorn Telecom Holding SA, 4.88%, 05/10/2018 (a)(b)	159,735
EUR	200	SIG Combibloc Holdings SCA, 7.75%, 05/10/2018 (a)(b)	251,181
			2,202,044
MALAYSIA—1.4%
MYR	600	Cagamas Bhd, 4.05%, 12/20/2018	152,800
MYR	500	Cagamas Bhd, 4.45%, 11/25/2020	127,846
USD	200	Gohl Capital Ltd., 4.25%, 01/24/2027 (a)	192,465
MYR	200	Malaysia Airports Capital Bhd, 4.55%, 08/28/2020	51,183
USD	200	Press Metal Labuan Ltd., 4.80%, 10/30/2020 (a)(b)	191,060
USD	200	RHB Bank Bhd, 2.50%, 10/06/2021 (a)	192,904
USD	200	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026 (a)	186,047
			1,094,305
MEXICO—2.1%
USD	220	Axtel SAB de CV, 6.38%, 11/14/2020 (a)(b)	218,900
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	373,425
USD	280	Petroleos Mexicanos, 6.63%, 06/15/2035	278,180
USD	130	Petroleos Mexicanos, 6.63%, 06/15/2038	126,851
USD	159	Petroleos Mexicanos, 6.88%, 08/04/2026	170,289
USD	210	Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2021 (a)(b)	206,063
USD	224	Unifin Financiera SAB de CV SOFOM ENR, 8.88%, 01/29/2025 (a)(b)(d)	215,040
			1,588,748
NETHERLANDS—0.5%
USD	410	Ziggo Secured Finance BV, 5.50%, 01/15/2022 (a)(b)	386,425

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
NIGERIA—1.4%
USD	210	Access Bank PLC, 10.50%, 10/19/2021 (a)	$234,083
USD	200	IHS Netherlands Holdco BV, 9.50%, 10/27/2018 (a)(b)	206,512
USD	220	SEPLAT Petroleum Development Co. PLC, 9.25%, 04/01/2020 (a)(b)	222,794
USD	210	United Bank for Africa PLC, 7.75%, 06/08/2022 (a)	216,367
USD	200	Zenith Bank PLC, 7.38%, 05/30/2022 (a)	205,800
			1,085,556
PARAGUAY—0.3%
USD	250	Banco Regional SAECA, 8.13%, 01/24/2019 (a)	258,900
RUSSIA—2.2%
USD	240	Credit Bank of Moscow Via CBOM Finance PLC, 7.50%, 10/05/2022 (a)(b)	205,200
USD	301	Evraz Group SA, 5.38%, 03/20/2023 (a)	295,582
USD	230	Gazprom OAO Via Gaz Capital SA, 4.95%, 03/23/2027 (a)	226,550
USD	300	Gazprom OAO Via Gaz Capital SA, 6.00%, 01/23/2021 (a)	310,482
USD	200	GTH Finance BV, 7.25%, 01/26/2023 (a)(b)	210,220
USD	380	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/2025 (a)	410,628
			1,658,662
SINGAPORE—0.8%
USD	200	DBS Group Holdings Ltd., 5 year USD Swap + 2.390%,3.60%, 09/07/2021 (a)(b)(d)	194,292
USD	200	Parkway Pantai Ltd., 5 year CMT + 4.430%,4.25%, 07/27/2022 (a)(b)(d)	193,000
USD	200	United Overseas Bank Ltd., 5 year USD Swap + 2.236%,3.50%, 09/16/2021 (a)(b)(e)	196,283
			583,575
SLOVENIA—0.2%
EUR	100	United Group BV, 4.38%, 07/01/2019 (a)(b)	123,478
SPAIN—0.3%
EUR	100	Codere Finance 2 Luxembourg SA, 6.75%, 10/31/2018 (a)(b)	126,400
EUR	100	Codere Finance 2 Luxembourg SA, 6.75%, 10/31/2018 (a)(b)	126,399
			252,799
THAILAND—0.5%
USD	200	PTT Global Chemical PCL, 4.25%, 09/19/2022 (a)	202,226
USD	200	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (a)	211,486
			413,712
TURKEY—1.6%
USD	600	Hazine Mustesarligi Varlik Kiralama AS, 5.00%, 04/06/2023 (a)	599,268
USD	220	Odea Bank AS, 7.63%, 08/01/2022 (a)(b)	208,906
USD	209	Turkiye Vakiflar Bankasi TAO, 6.00%, 11/01/2022 (a)	202,395
USD	250	Yasar Holding AS, 8.88%, 05/31/2018 (a)(b)	244,011
			1,254,580
UKRAINE—1.1%
USD	220	Metinvest BV, 8.50%, 01/23/2026 (a)(b)	211,684
USD	243	MHP Lux SA, 6.95%, 04/03/2026 (a)	236,925
USD	210	Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/2022 (a)(h)	217,350
UAH	6,000	Ukreximbank Via Biz Finance PLC, 16.50%, 03/02/2021 (a)	221,970
			887,929

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
UNITED ARAB EMIRATES—0.5%
USD	200	MAF Global Securities Ltd., 5 year USD Swap + 3.476%,5.50%, 09/07/2022 (a)(b)(d)(e)	$196,956
USD	230	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028 (a)	223,532
			420,488
UNITED KINGDOM—4.7%
EUR	200	Barclays PLC, 6.50%, 09/15/2019 (b)(d)	256,655
GBP	100	Boparan Finance PLC, 5.25%, 05/10/2018 (a)(b)	136,838
GBP	110	Cabot Financial Luxembourg SA, 6.50%, 05/10/2018 (a)(b)	153,470
EUR	130	Corral Petroleum Holdings AB, 11.75%, 05/15/2019 (a)(b)(i)	168,085
GBP	110	CYBG PLC, 5.00%, 02/08/2021 (a)(b)(e)	157,311
GBP	200	CYBG PLC, 8.00%, 12/08/2022 (a)(b)(d)(e)	286,078
USD	200	HSBC Holdings PLC, 6.38%, 09/17/2024 (b)(d)	204,700
USD	250	Inmarsat Finance PLC, 4.88%, 05/31/2018 (a)(b)	241,250
GBP	100	Lloyds Bank PLC, 13.00%, 01/21/2029 (b)(d)(e)	249,940
GBP	300	Moto Finance PLC, 4.50%, 03/15/2019 (a)(b)	415,075
GBP	185	Paragon Banking Group PLC (The), 7.25%, 09/09/2021 (a)(b)(e)	275,880
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025 (a)	238,420
GBP	100	Pizzaexpress Financing 2 PLC, 6.63%, 05/10/2018 (a)(b)	128,993
GBP	200	RAC Bond Co. PLC, 5.00%, 07/14/2019 (a)(b)	262,395
GBP	100	TalkTalk Telecom Group PLC, 5.38%, 01/15/2019 (a)(b)	138,702
GBP	207	Virgin Media Secured Finance PLC, 5.50%, 01/15/2019 (a)(b)(h)	291,644
			3,605,436
UNITED STATES—27.1%
EUR	200	Adient Global Holdings Ltd., 3.50%, 05/15/2024 (a)(b)	244,527
USD	262	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 6.63%, 06/15/2019 (b)	243,987
EUR	120	Alliance Data Systems Corp., 5.25%, 11/15/2018 (a)(b)	150,723
USD	123	Alliance Data Systems Corp., 5.88%, 11/01/2018 (a)(b)	125,153
USD	200	Altice US Finance I Corp., 5.38%, 07/15/2018 (a)(b)	200,250
GBP	200	AMC Entertainment Holdings, Inc., 6.38%, 11/15/2019 (b)	279,676
USD	380	American Axle & Manufacturing, Inc., 6.25%, 04/01/2020 (b)	379,886
USD	100	AmeriGas Partners LP / AmeriGas Finance Corp., 5.88%, 05/20/2026 (b)	99,250
USD	15	Apergy Corp., 6.38%, 05/01/2021 (a)(b)	15,225
USD	66	Ascend Learning LLC, 6.88%, 08/01/2020 (a)(b)	67,155
USD	353	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 05/31/2018 (b)	349,470
USD	298	Bank of America Corp., 6.25%, 09/05/2024 (b)(d)(e)	310,665
USD	61	Berry Petroleum Co. LLC, 7.00%, 02/15/2021 (a)(b)	62,525
USD	155	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.13%, 05/31/2018 (a)(b)	158,875
USD	230	BMC Software Finance, Inc., 8.13%, 05/31/2018 (a)(b)	229,425
USD	240	Boyd Gaming Corp., 6.38%, 04/01/2021 (b)	251,273
USD	95	Callon Petroleum Co., 6.13%, 10/01/2019 (b)	96,900
USD	355	Calpine Corp., 5.75%, 10/15/2019 (b)	325,748
USD	217	Carrizo Oil & Gas, Inc., 6.25%, 05/31/2018 (b)	222,425
USD	525	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 02/15/2021 (a)(b)	521,062
USD	390	Cengage Learning, Inc., 9.50%, 06/15/2019 (a)(b)	304,200
USD	100	CenturyLink, Inc., 5.63%, 04/01/2020	101,375
USD	71	Cenveo Corp., 6.00%, 02/01/2019 (a)(b)(f)	28,400
USD	292	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2020 (a)(b)	285,430
USD	374	Cheniere Corpus Christi Holdings LLC, 5.88%, 10/02/2024 (b)	385,579
USD	39	Cheniere Energy Partners LP, 5.25%, 10/01/2020 (a)(b)	38,123
USD	262	Citgo Holding, Inc., 10.75%, 02/15/2020 (a)	277,720
USD	240	Cogent Communications Group, Inc., 5.38%, 12/01/2021 (a)(b)	245,700

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	143	Commercial Metals Co., 5.75%, 04/15/2021 (a)(b)	$143,179
USD	279	Compass Minerals International, Inc., 4.88%, 05/15/2024 (a)(b)	268,537
USD	149	Conduent Finance, Inc. / Conduent Business Services LLC, 10.50%, 12/15/2020 (a)(b)	176,118
USD	341	Continental Resources, Inc., 3.80%, 03/01/2024 (b)	332,475
USD	200	CSC Holdings LLC, 10.88%, 10/15/2020 (a)(b)	234,500
USD	320	EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/2019 (a)(b)	346,400
USD	300	Equinix, Inc., 5.38%, 06/05/2018 (b)	308,250
USD	155	Frontier Communications Corp., 10.50%, 06/15/2022 (b)	136,354
USD	243	Golden Nugget, Inc., 6.75%, 10/15/2019 (a)(b)	246,645
USD	345	Golden Nugget, Inc., 8.75%, 10/01/2020 (a)(b)	360,525
USD	322	Goldman Sachs Group, Inc. (The), 5.38%, 05/10/2020 (b)(d)(e)	329,245
USD	111	Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2018 (b)	110,445
USD	20	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.38%, 12/15/2019 (a)(b)	21,125
USD	270	Hardwoods Acquisition, Inc., 7.50%, 05/31/2018 (a)(b)	247,050
USD	299	HCA, Inc., 5.88%, 08/15/2025 (b)	302,737
USD	115	HCA, Inc., 7.50%, 02/15/2022	126,500
USD	301	HD Supply, Inc., 5.75%, 04/15/2019 (a)(b)	316,050
USD	137	Herc Rentals, Inc., 7.75%, 06/01/2019 (a)(b)	147,892
USD	189	Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 04/01/2020 (a)(b)	187,110
USD	145	Iron Mountain, Inc., 5.25%, 12/27/2022 (a)(b)	136,481
USD	157	JC Penney Corp., Inc., 5.88%, 07/01/2019 (a)(b)	151,065
USD	180	JPMorgan Chase & Co., 4.63%, 11/01/2022 (b)(d)	168,750
USD	291	KB Home, 7.00%, 09/15/2021 (b)	308,824
USD	130	Kindred Healthcare, Inc., 8.75%, 05/31/2018 (b)	139,263
USD	185	Lennar Corp., 4.88%, 09/15/2023 (b)	185,462
USD	312	Level 3 Financing, Inc., 5.13%, 05/31/2018 (b)	308,880
USD	185	Level 3 Financing, Inc., 5.38%, 05/01/2020 (b)	182,169
USD	163	Meredith Corp., 6.88%, 02/01/2021 (a)(b)	164,826
USD	161	MGM Resorts International, 4.63%, 06/01/2026 (b)	152,346
USD	190	Morgan Stanley, 5.55%, 07/15/2020 (b)(d)(e)	194,750
USD	142	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021 (a)(b)	142,710
USD	53	MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/2022 (b)	50,218
USD	170	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 05/31/2018 (b)	174,675
USD	305	NCR Corp., 6.38%, 12/15/2018 (b)	315,675
USD	110	Neiman Marcus Group Ltd., LLC, 8.00%, 05/31/2018 (a)(b)	74,250
USD	329	New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/2019 (a)(b)	350,385
USD	80	NRG Energy, Inc., 7.25%, 05/15/2021 (b)	85,311
USD	310	Oasis Petroleum, Inc., 6.88%, 05/31/2018 (b)	318,137
USD	112	Park-Ohio Industries, Inc., 6.63%, 04/15/2022 (b)	116,200
USD	120	PBF Holding Co. LLC / PBF Finance Corp., 7.25%, 06/15/2020 (b)	124,500
USD	46	Plastipak Holdings, Inc., 6.25%, 10/15/2020 (a)(b)	44,620
USD	167	Post Holdings, Inc., 5.00%, 08/15/2021 (a)(b)	156,563
USD	155	Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/2020 (a)(b)	143,763
USD	49	Radiate Holdco LLC / Radiate Finance, Inc., 6.88%, 02/15/2020 (a)(b)	47,408
USD	349	Rite Aid Corp., 6.13%, 05/31/2018 (a)(b)	353,799
USD	377	Sabine Pass Liquefaction LLC, 5.63%, 12/01/2024 (b)	401,644
USD	200	Sable International Finance Ltd., 6.88%, 08/01/2018 (a)(b)	210,250
USD	195	Sanchez Energy Corp., 6.13%, 07/15/2018 (b)	140,829
USD	113	Sanchez Energy Corp., 7.25%, 02/15/2020 (a)(b)	114,130
USD	255	Sinclair Television Group, Inc., 5.63%, 08/01/2019 (a)(b)	252,450
USD	245	Springs Industries, Inc., 6.25%, 05/31/2018 (b)	248,369

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	72	Sprint Corp., 7.63%, 11/01/2025 (b)	$75,870
USD	289	Sprint Corp., 7.88%, 09/15/2023	309,952
USD	120	Standard Industries, Inc., 5.38%, 11/15/2019 (a)(b)	121,575
USD	120	State Street Corp., 3M USD LIBOR + 1.000%,3.12%, 05/31/2018 (b)(j)	108,780
USD	304	Summit Materials LLC / Summit Materials Finance Corp, 6.13%, 07/15/2018 (b)	310,749
USD	2	Summit Materials LLC / Summit Materials Finance Corp., 5.13%, 06/01/2020 (a)(b)	1,940
USD	360	T-Mobile USA, Inc., 6.00%, 04/15/2019 (b)	377,100
USD	119	Tenet Healthcare Corp., 4.63%, 07/15/2020 (a)(b)	114,847
USD	330	Tenet Healthcare Corp., 8.13%, 04/01/2022	343,612
USD	117	TopBuild Escrow Corp., 5.63%, 05/01/2021 (a)(b)	117,439
USD	85	TransDigm, Inc., 6.50%, 07/15/2019 (b)	86,434
USD	145	TTM Technologies, Inc., 5.63%, 10/01/2020 (a)(b)	142,100
USD	303	United Rentals North America, Inc., 5.50%, 07/15/2020 (b)	310,575
EUR	120	Valeant Pharmaceuticals International, Inc., 4.50%, 05/30/2018 (a)(b)	131,654
USD	187	Valvoline, Inc., 5.50%, 07/15/2019 (b)	191,675
USD	285	Vistra Energy Corp., 7.63%, 11/01/2019 (b)	306,375
USD	71	Vistra Energy Corp., 8.13%, 07/30/2020 (a)(b)	77,834
USD	68	Warrior Met Coal, Inc., 8.00%, 11/01/2020 (a)(b)	69,404
USD	120	Weight Watchers International, Inc., 8.63%, 12/01/2020 (a)(b)	129,000
USD	213	WMG Acquisition Corp., 5.63%, 05/30/2018 (a)(b)	217,792
USD	120	WR Grace & Co-Conn, 5.13%, 10/01/2021 (a)	123,275
USD	115	Wyndham Worldwide Corp., 4.15%, 02/01/2024 (b)	114,218
USD	110	Wyndham Worldwide Corp., 5.10%, 07/01/2025 (b)	113,823
USD	305	XPO Logistics, Inc., 6.13%, 09/01/2019 (a)(b)	315,675
USD	340	Zayo Group LLC / Zayo Capital Inc, 6.38%, 05/15/2020 (b)	351,968
			20,864,232
		Total Corporate Bonds—69.6% (cost $54,253,239)	53,602,612
GOVERNMENT BONDS—63.1%
ARGENTINA—3.3%
ARS	4,100	Argentina POM Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 28.87%, 06/21/2020 (j)	195,726
USD	1,530	Argentine Republic Government International Bond, 6.88%, 01/26/2027	1,523,895
USD	340	Argentine Republic Government International Bond, 6.88%, 01/11/2048	302,090
USD	323	Argentine Republic Government International Bond, 7.13%, 07/06/2036	307,173
USD	204	Argentine Republic Government International Bond, 8.28%, 12/31/2033 (h)	212,952
			2,541,836
ARMENIA—0.5%
USD	400	Republic of Armenia International Bond, 6.00%, 09/30/2020 (a)	406,736
AUSTRALIA—9.3%
AUD	3,500	Queensland Treasury Corp., 3.25%, 07/21/2028 (a)	2,627,096
AUD	5,200	Treasury Corp. of Victoria, 4.75%, 11/20/2030	4,496,949
			7,124,045
BAHRAIN—0.5%
USD	220	Bahrain Government International Bond, 7.00%, 01/26/2026 (a)	218,048
USD	200	Bahrain Government International Bond, 7.00%, 10/12/2028 (a)	190,693
			408,741

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
BELARUS—0.3%
USD	241	Republic of Belarus International Bond, 6.20%, 02/28/2030 (a)	$232,546
BRAZIL—2.0%
BRL	3,660	Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2025	1,077,207
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	456,000
			1,533,207
COLOMBIA—0.5%
USD	200	Colombia Government International Bond, 4.50%, 10/28/2025 (b)	204,000
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	152,100
			356,100
COSTA RICA—0.3%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (a)	239,500
DOMINICAN REPUBLIC—1.8%
DOP	21,000	Dominican Republic Bond, 10.50%, 04/07/2023 (a)	449,642
USD	210	Dominican Republic International Bond, 5.88%, 04/18/2024 (a)(h)	216,825
USD	100	Dominican Republic International Bond, 6.88%, 01/29/2026 (a)	108,350
USD	530	Dominican Republic International Bond, 8.63%, 04/20/2027 (a)(h)	618,245
			1,393,062
ECUADOR—0.3%
USD	200	Ecuador Government International Bond, 8.75%, 06/02/2023 (a)	196,000
EGYPT—1.8%
USD	200	Egypt Government International Bond, 6.13%, 01/31/2022 (a)	205,240
USD	220	Egypt Government International Bond, 7.90%, 02/21/2048 (a)	222,966
EGP	20,375	Egypt Treasury Bills, Zero Coupon, 04/02/2019	998,467
			1,426,673
EL SALVADOR—0.6%
USD	440	El Salvador Government International Bond, 7.65%, 06/15/2035 (a)	457,600
ETHIOPIA—0.7%
USD	500	Ethiopia International Bond, 6.63%, 12/11/2024 (a)	505,310
GHANA—1.4%
GHS	1,700	Ghana Government Bond, 21.50%, 03/09/2020	408,084
USD	650	Ghana Government International Bond, 8.13%, 01/18/2026 (a)(h)	694,738
			1,102,822
HONDURAS—0.5%
USD	330	Honduras Government International Bond, 7.50%, 03/15/2024 (a)(h)	357,918
INDIA—1.1%
INR	50,000	India Government Bond, 7.73%, 12/19/2034	724,453
INR	10,000	National Highways Authority of India, 7.30%, 05/18/2022 (a)	148,337
			872,790

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
INDONESIA—5.0%
USD	940	Indonesia Government International Bond, 4.13%, 01/15/2025 (a)	$937,967
USD	800	Indonesia Government International Bond, 5.13%, 01/15/2045 (a)	810,323
IDR	17,800,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	1,236,565
IDR	1,300,000	Indonesia Treasury Bond, 7.50%, 05/15/2038	93,441
IDR	10,200,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	797,671
			3,875,967
IRAQ—0.7%
USD	330	Iraq International Bond, 5.80%, 06/14/2018 (a)(b)(h)	311,262
USD	200	Iraq International Bond, 6.75%, 03/09/2023 (a)	199,854
			511,116
KAZAKHSTAN—1.7%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024 (a)	521,435
USD	681	Kazakhstan Government International Bond, 6.50%, 07/21/2045 (a)	811,548
			1,332,983
MALAYSIA—2.3%
MYR	1,600	Malaysia Government Bond, 3.44%, 02/15/2021	404,725
MYR	900	Malaysia Government Bond, 3.49%, 03/31/2020	229,067
MYR	1,000	Malaysia Government Bond, 4.05%, 09/30/2021	256,960
MYR	500	Malaysia Government Bond, 4.74%, 03/15/2046	123,424
MYR	2,900	Malaysia Government Bond, 4.76%, 04/07/2037	737,007
			1,751,183
MEXICO—0.8%
MXN	4,600	Mexican Bonos, 5.75%, 03/05/2026	221,393
USD	400	Mexico Government International Bond, 3.50%, 01/21/2021	403,800
			625,193
MONGOLIA—0.8%
USD	250	Mongolia (Government of) Credit Linked Note, Zero Coupon, 07/23/2018 (g)(h)(k)	249,008
USD	400	Mongolia Government International Bond, 5.63%, 05/01/2023 (a)	387,972
			636,980
NEW ZEALAND—9.6%
NZD	3,800	New Zealand Government Bond, 4.50%, 04/15/2027 (a)	3,018,978
NZD	6,000	New Zealand Government Bond, 5.00%, 03/15/2019 (a)	4,337,335
			7,356,313
NIGERIA—1.9%
NGN	326,000	Nigeria Government Bond, 12.50%, 01/22/2026	881,468
USD	200	Nigeria Government International Bond, 7.14%, 02/23/2030 (a)	204,500
USD	200	Nigeria Government International Bond, 7.63%, 11/28/2047 (a)	201,500
USD	200	Nigeria Government International Bond, 7.88%, 02/16/2032 (a)	215,460
			1,502,928
OMAN—0.3%
USD	230	Oman Government International Bond, 6.75%, 01/17/2048 (a)	216,522

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
PAKISTAN—0.3%
USD	220	Pakistan Government International Bond, 6.88%, 12/05/2027 (a)	$205,765
PARAGUAY—0.3%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026 (a)	202,800
PERU—1.0%
PEN	805	Peru Government Bond, 6.15%, 08/12/2032 (a)	259,103
PEN	1,450	Peruvian Government International Bond, 6.95%, 08/12/2031 (a)	503,557
			762,660
PHILIPPINES—0.5%
PHP	17,000	Philippine Government Bond, 6.25%, 03/22/2028	328,399
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	42,407
			370,806
QATAR—0.3%
USD	217	Qatar Government International Bond, 5.10%, 04/23/2048 (a)	215,080
REPUBLIC OF SOUTH KOREA—0.2%
KRW	150,000	Korea Treasury Bond, 2.25%, 09/10/2037	130,702
ROMANIA—1.7%
USD	1,260	Romanian Government International Bond, 4.88%, 01/22/2024 (a)	1,308,540
RUSSIA—1.4%
RUB	26,000	Russian Federal Bond – OFZ, 7.70%, 03/23/2033	423,407
RUB	25,200	Russian Federal Bond – OFZ, 8.15%, 02/03/2027	426,256
USD	200	Russian Foreign Bond – Eurobond, 4.75%, 05/27/2026 (a)	203,162
			1,052,825
RWANDA—0.7%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023 (a)	358,032
USD	200	Rwanda International Government Bond, 6.63%, 05/02/2023 (a)	204,590
			562,622
SENEGAL—0.5%
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021 (a)	367,409
SINGAPORE—0.9%
SGD	900	Singapore Government Bond, 3.38%, 09/01/2033	729,285
SOUTH AFRICA—1.4%
USD	1,030	Republic of South Africa Government International Bond, 4.88%, 04/14/2026	1,011,629
USD	100	Republic of South Africa Government International Bond, 6.25%, 03/08/2041	104,305
			1,115,934
SRI LANKA—2.3%
LKR	165,000	Sri Lanka Government Bond, 10.60%, 09/15/2019	1,059,092
LKR	15,000	Sri Lanka Government Bond, 10.75%, 01/15/2019	96,063
LKR	5,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020	31,417
LKR	10,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021	65,408
LKR	15,000	Sri Lanka Government Bonds, 11.50%, 12/15/2021	99,811
USD	430	Sri Lanka Government International Bond, 6.75%, 04/18/2028 (a)	427,897
			1,779,688

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
SURINAME—0.3%
USD	200	Republic of Suriname, 9.25%, 10/26/2026 (a)	$206,000
TANZANIA—0.1%
USD	89	Tanzania Government International Bond, 6M USD LIBOR + 6.000%,8.24%, 03/09/2020 (a)(e)(h)(j)	91,956
TUNISIA—0.5%
USD	450	Banque Centrale de Tunisie International Bond, 5.75%, 01/30/2025 (a)	416,702
TURKEY—0.3%
USD	210	Turkey Government International Bond, 6.00%, 03/25/2027	210,769
UKRAINE—1.6%
USD	1,260	Ukraine Government International Bond, 7.75%, 09/01/2025 (a)	1,250,550
URUGUAY—0.8%
USD	50	Uruguay Government International Bond, 4.38%, 10/27/2027 (h)	50,375
UYU	3,841	Uruguay Government International Bond, 4.38%, 12/15/2028	145,849
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036 (h)	190,026
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	216,373
			602,623
		Total Government Bonds—63.1% (cost $49,369,309)	48,546,787
SHORT-TERM INVESTMENT—3.3%
UNITED STATES—3.3%
USD	2,562	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (l)	2,562,464
		Total Short-Term Investment—3.3% (cost $2,562,464)	2,562,464
		Total Investments—136.0% (cost $106,185,012)	104,711,863

		Liabilities in Excess of Other Assets—(36.0)%	(27,740,448)
		Net Assets—100.0%	$76,971,415

(a)	Denotes a restricted security.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	This security is government guaranteed.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(e)	The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f)	Security is in default.
(g)	Illiquid security.
(h)	Sinkable security.
(i)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(j)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(k)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

ARS—Argentine Peso
AUD—Australian Dollar
BRL—Brazilian Real
CNH—Chinese Yuan Renminbi Offshore
CNY—Chinese Yuan Renminbi
DOP—Dominican Peso
EGP—Egyptian Pound
EUR—Euro Currency
GBP—British Pound Sterling

GHS—Ghanaian Cedi
IDR—Indonesian Rupiah
INR—Indian Rupee
KRW—South Korean Won
LKR—Sri Lanka Rupee
MXN—Mexican Peso
MYR—Malaysian Ringgit
NGN—Nigerian Naira
NZD—New Zealand Dollar

PEN—Peruvian Sol
PHP—Philippine Peso
RUB—New Russian Ruble
SGD—Singapore Dollar
THB—Thai Baht
TWD—New Taiwan Dollar
UAH—Ukraine hryvna
USD—U.S. Dollar
UYU—Uruguayan Peso

At April 30, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
05/25/2018	UBS	AUD460,000	USD361,790	$346,319	$(15,471)
British Pound/United States Dollar
06/01/2018	Barclays Bank	GBP10,000	USD14,006	13,785	(221)
Chinese Yuan Renminbi/United States Dollar
07/27/2018	Citibank	CNY1,266,980	USD199,999	199,514	(485)
Chinese Yuan Renminbi Offshore/United States Dollar
07/27/2018	UBS	CNH6,760,848	USD1,068,436	1,066,197	(2,239)
Euro/United States Dollar
05/14/2018	Goldman Sachs	EUR22,000	USD26,898	26,588	(310)
05/14/2018	JPMorgan Chase Bank N.A.	EUR21,000	USD26,097	25,379	(718)
05/14/2018	Royal Bank of Canada	EUR397,000	USD491,492	479,785	(11,707)
05/14/2018	UBS	EUR21,000	USD26,109	25,379	(730)
Indonesian Rupiah/United States Dollar
05/09/2018	UBS	IDR7,284,850,000	USD530,000	523,295	(6,705)
Malaysian Ringgit/United States Dollar
05/04/2018	HSBC Bank	MYR392,180	USD100,000	99,953	(47)
Philippine Peso/United States Dollar
06/22/2018	Citibank	PHP39,406,875	USD750,000	761,014	11,014
Singapore Dollar/United States Dollar
05/25/2018	UBS	SGD2,600,000	USD1,976,285	1,961,900	(14,385)
South Korean Won/United States Dollar
06/29/2018	Citibank	KRW3,269,950,000	USD3,100,000	3,058,167	(41,833)
Thai Baht/United States Dollar
06/22/2018	UBS	THB68,420,000	USD2,196,045	2,171,087	(24,958)
Ukraine Hryvna/United States Dollar
05/04/2018	Deutsche Bank	UAH12,471,000	USD451,031	475,448	24,417
				$11,233,810	$(84,378)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2018

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar / Euro Currency
05/14/2018	Royal Bank of Canada	USD4,946,678	EUR4,008,000	$4,843,774	$102,904
United States Dollar/Australian Dollar
05/25/2018	UBS	USD2,308,359	AUD3,000,000	2,258,605	49,754
United States Dollar/British Pound
06/01/2018	Citibank	USD3,144,613	GBP2,251,500	3,103,708	40,905
United States Dollar/Euro
05/14/2018	JPMorgan Chase Bank N.A.	USD167,079	EUR134,000	161,943	5,136
United States Dollar/Malaysian Ringgit
05/04/2018	Standard Chartered Bank	USD800,000	MYR3,129,040	797,483	2,517
United States Dollar/New Taiwan Dollar
06/15/2018	UBS	USD300,000	TWD8,708,700	295,086	4,914
United States Dollar/New Zealand Dollar
06/15/2018	UBS	USD2,052,400	NZD2,800,000	1,969,800	82,600
United States Dollar/Ukraine Hryvna
05/04/2018	Deutsche Bank	USD473,283	UAH12,471,000	475,448	(2,165)
				$13,905,847	$286,565

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2018, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation
USD	16,500,000	10/25/2027	Citibank	Receive	3-month LIBOR Index	2.36%	$—	$832,488
USD	15,000,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	—	318,696
							$—	$1,151,184

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2018

Assets
Investments, at value (cost $103,622,548)	$102,149,399
Short-term investments, at value (cost $2,562,464)	2,562,464
Foreign currency, at value (cost $1,619,580)	1,597,588
Cash at broker for interest rate swaps	1,198,320
Cash at broker for forward foreign currency exchange contracts	80,000
Cash	112,451
Interest and dividends receivable	1,555,686
Receivable for investments sold	401,663
Unrealized appreciation on forward foreign currency exchange contracts	324,161
Prepaid expenses	2,380
Total assets	109,984,112

Liabilities
Bank loan payable (Note 7)	31,500,000
Payable for investments purchased	876,040
Variation margin payable for centrally cleared interest rate swap contracts	237,083
Unrealized depreciation on forward foreign currency exchange contracts	121,974
Investment management fees payable (Note 3)	74,317
Interest payable on bank loan	70,309
Cash to broker for forward foreign currency exchange contracts	10,000
Administration fees payable (Note 3)	14,292
Deferred foreign capital gains tax	4,923
Director fees payable	4,225
Investor relations fees payable (Note 3)	3,091
Accrued expenses	96,443
Total liabilities	33,012,697

Net Assets	$76,971,415

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$8,725
Paid-in capital in excess of par	82,537,012
Distributions in excess of net investment income	(4,967,567)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(382,203)
Net unrealized (depreciation) on investments and interest rate swaps	(163,959)
Accumulated net realized foreign exchange losses	(59,994)
Net unrealized foreign exchange and forward foreign currency contract gains	(599)
Net Assets	$76,971,415
Net asset value per share based on 8,724,789 shares issued and outstanding	$8.82

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2018

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $29,765)	$3,060,276
Other income	34,066
Total Investment Income	3,094,342

Expenses
Investment management fee (Note 3)	358,455
Director fees and expenses	113,747
Administration fee (Note 3)	68,933
Independent auditors fees and expenses	40,296
Reports to shareholders and proxy solicitation	33,693
Insurance expense	30,760
Custodian fees and expenses	26,578
Investor relations fees and expenses (Note 3)	26,381
Legal fees and expenses	24,775
Transfer agent’s fees and expenses	17,312
Bank loan fees and expenses	7,336
Miscellaneous	12,506
Total operating expenses, excluding interest expense	760,772
Interest expense (Note 7)	401,592
Total operating expenses before reimbursed/waived expenses	1,162,364
Less: Investor relations fee waiver (Note 3)	(6,613)
Net operating expenses	1,155,751

Net Investment Income	1,938,591

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions (including $20,134 capital gains tax)	(241,331)
Interest rate swaps	(140,872)
Forward foreign currency exchange contracts	351,934
Foreign currency transactions	(80,900)
(111,169)

Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $2,801)	(2,620,969)
Interest rate swaps	1,538,101
Forward foreign currency exchange rate contracts	(151,292)
Foreign currency translation	47,737
(1,186,423)
Net (loss) from investments, interest rate swaps and foreign currencies	(1,297,592)
Net Increase in Net Assets Resulting from Operations	$640,999

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2018 (unaudited)	For the Year Ended October 31, 2017

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$1,938,591	$4,124,812
Net realized gain/(loss) from investments and interest rate swaps	(382,203)	4,088,073
Net realized gain/(loss) from foreign currency transactions	271,034	(2,772,506)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	(1,082,868)	(1,431,380)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(103,555)	2,866,563
Net increase in net assets resulting from operations	640,999	6,875,562

Distributions to Shareholders from:
Net investment income	(3,664,411)	(1,221,998)
Tax return of capital	—	(6,107,352)
Net decrease in net assets from distributions	(3,664,411)	(7,329,350)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 0 and 19,539 shares of common stock, respectively (Note 6)	—	(157,833)
Change in net assets from capital transactions	—	(157,833)
Change in net assets resulting from operations	(3,023,412)	(611,621)

Net Assets:
Beginning of period	79,994,827	80,606,448
End of period (including distributions in excess of net investment income of ($4,967,567) and ($3,241,747), respectively)	$76,971,415	$79,994,827

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2018

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $83,259)	$3,088,176
Operating expenses paid	(1,122,934)
Payments received from broker for collateral on interest rate swaps	2,668,609
Purchases and sales of short-term portfolio investments, net	(411,715)
Purchases of long-term portfolio investments	(24,991,802)
Proceeds from sales of long-term portfolio investments	25,125,431
Realized gains on forward foreign currency exchange contracts closed	351,934
Realized losses on interest rate swap transactions	(140,872)
Decrease in cash at broker for forward currency exchange contracts	(70,000)
Decrease in prepaid expenses and other assets	30,760
Net cash provided from operating activities	4,527,587
Cash flows provided from (used for) financing activities
Dividends paid to common shareholders	(3,664,411)
Negative cash due to custodian	(2,541,685)
Net cash used for financing activities	(6,206,096)
Effect of exchange rate on cash	(81,651)
Net decrease in cash	(1,760,160)
Cash at beginning of period	3,470,199
Cash at end of period	$1,710,039

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$640,999
Decrease in investments	987,992
Net realized loss on investment transactions	241,331
Net realized foreign exchange losses	80,900
Net change in unrealized appreciation/depreciation on investments	2,620,969
Net change in unrealized foreign exchange gains/losses	103,555
Decrease in interest receivable	(89,425)
Increase in receivable for investments sold	(401,882)
Increase in interest payable on bank loan, senior secured notes and term loans	12,071
Net decrease in other assets	30,760
Decrease in payable for investments purchased	(780,937)
Change in interest receivable/payable for closed interest rate swaps	702,481
Cash at broker for forward foreign currency exchange contracts	(70,000)
Payments received from broker for interest rate swaps	428,027
Increase in accrued expenses and other liabilities	20,746
Total adjustments	3,886,588
Net cash provided from operating activities	$4,527,587

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2018 (unaudited)		For the Fiscal Years Ended October 31,
			2017	2016		2015		2014	2013
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$9.17		$9.22	$9.38		$11.49		$12.25	$13.88
Net investment income	0.22		0.47	0.33	(b)	0.39		0.47	0.54
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.15)		0.32	0.33		(1.71)		(0.32)	(1.33)
Total from investment operations applicable to common shareholders	0.07		0.79	0.66		(1.32)		0.15	(0.79)
Distributions to common shareholders from:
Net investment income	(0.42)		(0.14)	–		(0.76)		(0.93)	(0.84)
Net realized gains	–		(0.70)	–		–		–	–
Tax return of capital	–		–	(0.84)		(0.08)		–	–
Total distributions	(0.42)		(0.84)	(0.84)		(0.84)		(0.93)	(0.84)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–		–	0.02		0.05		0.02	–
Total from capital transactions	–		–	0.02		0.05		0.02	–
Net asset value per common share, end of period	$8.82		$9.17	$9.22		$9.38		$11.49	$12.25
Market value, end of period	$8.62		$8.96	$8.46		$8.11		$10.55	$11.15

Total Investment Return Based on(c):
Market value	0.89%		16.74%	15.48%		(15.54%	)	2.99%	(15.00%	)
Net asset value	0.87%		8.96%	8.81%	(b)	(10.30%	)	2.09%	(5.49%	)(d)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$76,971		$79,995	$80,606		$82,947		$105,653	$115,209
Average net assets applicable to common shareholders (000 omitted)	$79,708		$79,658	$81,601		$93,299		$110,812	$122,387
Net operating expenses, net of fee waivers	2.92%	(f)	2.77%	2.47%		2.55%	(e)	2.18%	2.04%
Net operating expenses, excluding fee waivers	2.94%	(f)	2.78%	2.49%		2.56%	(e)	–	–
Net operating expenses, excluding interest expense, net of fee waivers	1.91%	(f)	1.98%	1.90%		2.09%	(e)	1.76%	1.68%
Net investment income	4.90%	(f)	5.18%	3.59%	(b)	3.77%		3.94%	4.10%
Portfolio turnover	21%		95%	80%		41%		59%	43%
Senior securities (loan facility) outstanding (000 omitted)	$31,500		$31,500	$31,500		$31,500		$40,000	$40,000
Asset coverage ratio on revolving credit facility at period end	344%		356%	356%		363%		364%	388%
Asset coverage per $1,000 on revolving credit facility at period end(g)	$3,444		$3,562	$3,559		$3,633		$3,641	$3,880

(a)	Based on average shares outstanding.
(b)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share, Total Investment Return on Net Asset Value, and Ratio of Net Investment Income to Average Net Assets would have been $0.31, 8.58%, and 3.36%.

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(e)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015.
(f)	Annualized.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2018

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2018, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting and tax records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes at lower prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$53,602,612	$–	$53,602,612
Government Bonds	–	48,297,779	249,008	48,546,787
Total Fixed Income Investments	–	101,900,391	249,008	102,149,399
Short-Term Investment	2,562,464	–	–	2,562,464
Total Investments	$2,562,464	$101,900,391	$249,008	$104,711,863

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$1,151,184	$–	$1,151,184
Forward Foreign Currency Exchange Contracts	–	324,161	–	324,161
Total Other Financial Instruments	$–	$1,475,345	$–	$1,475,345
Total Assets	$2,562,464	$103,375,736	$249,008	$106,187,208
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(121,974)	$–	$(121,974)
Total Liabilities	$–	$(121,974)	$–	$(121,974)

Amounts listed as “—” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. During the six-month period ended April 30, 2018, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the six-month period in relation to net assets were not significant (less than 0.33% of total net assets) and accordingly, a reconciliation of Level 3 assets for the period ended April 30, 2018 is not presented. The valuation technique used at April 30, 2018 was a single unadjusted broker quote. The inputs utilized by the broker to value the investment were not available.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and
(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2018, the Fund used forward contracts to hedge certain emerging market currencies.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2018, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)*	Unrealized appreciation on centrally cleared interest rate swaps	$1,151,184	Unrealized depreciation on centrally cleared interest rate swaps	$–

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$324,161	Unrealized depreciation on forward currency exchange contracts	$121,974
Total		$1,475,345		$121,974

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

			Gross Amounts Not Offset in Statement of Assets & Liabilities			Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Barclays Bank	$–	$–	$–	$–	$221	$–	$–	$221
Citibank	51,919	(42,318)	–	9,601	42,318	(42,318)	–	–
Deutsche Bank	24,417	(2,165)	–	22,252	2,165	(2,165)	–	–
Goldman Sachs	–	–	–	–	310	–	–	310
HSBC Bank	–	–	–	–	47	–	–	47
JPMorgan Chase Bank N.A.	5,136	(718)	–	4,418	718	(718)	–	–
Royal Bank of Canada	102,904	(11,707)	–	91,197	11,707	(11,707)	–	–
Standard Chartered Bank	2,517	–	–	2,517	–	–	–	–
UBS	137,268	(64,488)	–	72,780	64,488	(64,488)	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2018:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives

Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$(140,872)	$1,538,101
Forward foreign exchange contracts (foreign exchange risk)		$351,934	$(151,292)

Total		$211,062	$1,386,809

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2018. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2018.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$13,931,217
Sale Forward Foreign Currency Contracts	16,300,786
Interest Rate Swap Contracts	31,500,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund previously was comprised of separately identifiable units called Qualified Business Units (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund ceased operating with QBU’s at the end of fiscal year October 31, 2017.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for financial futures, swaps, and forward contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Standard Life Aberdeen plc.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the six-month period ended April 30, 2018, AAMAL earned $358,455 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2018, AAMI earned $68,933 from the Fund for administration services.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2018, the Fund incurred investor relations fees of approximately $26,381, of which AAMI waived $6,613 for investor relations services.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2018, were $22,014,791 and $22,451,624, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the six-month period ended April 30, 2018, the Fund did not repurchase any shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2018, there were 8,724,789 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2018 and fiscal year ended October 31, 2017, the Fund repurchased 0 shares and 19,539 shares, respectively, through this program.

7. Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. For the six-month period ended April 30, 2018, the balance of the loan outstanding was $31,500,000, and the average interest rate on the loan facility was 2.5357%. The average balance for the six-month period was $31,500,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of three years and is

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2018, the Fund incurred fees of approximately $7,336.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $60,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2018.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2020	2.8769%	$31,500,000	$31,071,350

8. Portfolio Investment Risks

a. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

b. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. Emerging Markets Risk

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2018

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

g. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$106,541,747	$1,041,306	$(2,871,190)	$(1,829,884)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2018, other than those listed below.

On May 9, 2018 and June 11, 2018, the Fund announced that it will pay on May 31, 2018 and June 29, 2018, a distribution of $0.07 perìhare to all shareholders of record as of May 23, 2018 and June 21, 2018 respectively.

On June 1, 2018 the Fund paid down $500,000 of the revolving credit facility, bringing the outstanding balance on the credit facility to $31,000,000.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 29, 2018 at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class II directors to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
William J. Potter	7,213,222	290,593	43,503
Peter D. Sachs	7,203,552	292,459	51,306

Directors whose term of office continued beyond the meeting are as follows: Martin J. Gilbert, P. Gerald Malone and Neville J. Miles.

John T. Sheehy retired from his position as Director of the Fund on March 29, 2018, pursuant to the Fund’s retirement policy.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Joseph Andolina, Vice President – Compliance

Nicholas Bishop, Vice President

Siddharth Dahiya, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Paul Lukaszewski, Vice President

Steven Logan, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Management Asia Limited

The Financial Statements as of April 30, 2018 included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2017 through November 30, 2017	0	$0	0	872,479
December 1, 2017 through December 31, 2017	0	$0	0	872,479
January 1, 2018 through January 31, 2018	0	$0.00	0	872,479
February 1, 2018 through February 28, 2018	0	$0.00	0	872,479
March 1, 2018 through March 31, 2018	0	$0.00	0	872,479
April 1, 2018 through April 30, 2018	0	$0.00	0	872,479
Total	0	$0	0	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: July 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: July 2, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Global Income Fund, Inc.

Date: July 2, 2018

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7) – Distribution notice to stockholders